                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                             -----------------------


Date of Report (Date of earliest event reported):

March 10, 2000


-------------------------------------------------------------------------------


                         Intermedia Communications, Inc.
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------


               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                     0-20135
                            ------------------------
                            (Commission File Number)



                              3625 Queen Palm Drive
                                 Tampa, FL 33619
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (813) 829-0011
                               ------------------
                               (Telephone Number)

ITEM 5.  Other Events

         On March 10, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached Form 10-K for the year ended December 31, 1999.

ITEM 7.  Financial Statements and Exhibits

   Exhibit 99.1    Form 10-K for the Year Ended December 31, 1999 for Digex.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2000


                        INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)



                                          /s/ Robert M. Manning
                                          -------------------------------------
                                              Robert M. Manning
                                              Senior Vice President and
                                              Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit
No.                            Description                                 Page

   99.1    Form 10-K for the Year Ended December 31, 1999 for Digex.